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                                EFTC CORPORATION

                                                    $15,000,000
                    Floating Rate Subordinated Notes due 2002




                              ---------------------


                                 NOTE AGREEMENT


                              ---------------------





                          Dated as of September 5, 1997







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1.       THE NOTES..............................................................................................-1-
         1a.      Authorization of Issue of Notes...............................................................-1-
         1b.      Interest on the Notes.........................................................................-1-

2.       SALE AND PURCHASE OF NOTES.............................................................................-3-

3.       CLOSING................................................................................................-3-
         3a.      Closing, Closing Date.........................................................................-3-

4.       CONDITIONS.............................................................................................-3-
         4a.      Opinions of Company Counsel...................................................................-3-
         4b.      Representations and Warranties; Etc...........................................................-3-
         4c.      Proceedings...................................................................................-3-

5.       PREPAYMENT OF THE NOTES................................................................................-4-
         5a.      Optional and Mandatory Prepayments............................................................-4-
         5b.      Notice of Prepayment..........................................................................-4-
         5c.      Surrender of Notes; Notations Thereon.........................................................-4-
         5d.      Prohibition on Purchase of the Notes..........................................................-5-

6.       AFFIRMATIVE COVENANTS..................................................................................-5-
         6a.      Financial Statements..........................................................................-5-
         6b.      Inspection of Property........................................................................-6-
         6c.      Financial Records.............................................................................-6-
         6d.      Corporate Existence; Etc......................................................................-6-
         6e.      Payment of Taxes and Claims...................................................................-7-
         6f.      Warrant.......................................................................................-7-

7.       MERGER, CONSOLIDATION, SALE OR TRANSFER OF ASSETS......................................................-7-

8.       SUBORDINATION..........................................................................................-8-
         8a.      Agreement That Notes Be Subordinate...........................................................-8-
         8b.      Limitation During Certain Defaults on Senior Indebtedness.....................................-8-
         8c.      Priority of Senior Indebtedness...............................................................-9-
         8d.      Payment to Holders of Senior Indebtedness of Certain Amounts Received by
                  Holders of Notes..............................................................................-9-
         8e.      Notice of Specified Events; Reliance on Certificate of Liquidating Agent
                   ............................................................................................-10-
         8f.      Subrogation..................................................................................-10-
         8g.      Obligation to Pay Not Impaired...............................................................-11-
         8h.      Limitation During Event of Default Hereunder.................................................-11-
         8i.      Reliance by Senior Indebtedness on Subordination Provisions..................................-11-
         8j.      Certain Payments and Credits Permitted.......................................................-11-
         8k.      Subordination Not to Be Prejudiced by Certain Acts...........................................-11-
         8l.      Limitation on Securing Notes.................................................................-12-






9.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................-12-
         9a.      Organization and Qualification...............................................................-12-
         9b.      Actions Pending; Compliance with Law.........................................................-12-
         9c.      Use of Proceeds..............................................................................-13-
         9d.      Insurance....................................................................................-13-
         9e.      Governmental Consent, Etc....................................................................-13-
         9f.      Holding Company Act and Investment Company Act Status........................................-13-
         9g.      Taxes........................................................................................-13-
         9h.      No Default; Conflicting Agreement or Charter Provisions......................................-13-
         9i.      Financial Statements.........................................................................-14-
         9j.      Offering of Securities.......................................................................-14-

10.      REPRESENTATIONS AND COVENANT OF THE PURCHASER.........................................................-15-
         10a.     Acquisition for Investment...................................................................-15-
         10b.     ERISA........................................................................................-15-
         10c.     Restriction on Sale, Other Disposition.......................................................-15-

11.      DEFAULT...............................................................................................-15-
         11a.     Events of Default; Acceleration..............................................................-15-
         11b.     Other Remedies...............................................................................-17-

12.      DEFINITIONS...........................................................................................-18-

13.      Miscellaneous.........................................................................................-20-
         13a.     Home Office Payment..........................................................................-20-
         13b.     Expenses.....................................................................................-20-
         13c.     Consent to Amendments........................................................................-21-
         13d.     Registration, Transfer and Exchange of Notes.................................................-22-
         13e.     Lost, Etc., Notes............................................................................-22-
         13f.     Survival of Representations and Warranties; Entire Agreement.................................-22-
         13g.     Disclosure to Other Persons..................................................................-22-
         13h.     Successors and Assigns.......................................................................-23-
         13i.     Notices......................................................................................-23-
         13j.     Descriptive Headings.........................................................................-23-
         13k.     Governing Law................................................................................-23-
         13l.     Counterparts.................................................................................-23-
         13m.     Satisfaction Requirement.....................................................................-23-
         13n.     Severability.................................................................................-24-

Exhibit A - Form of Subordinated Note Exhibit B - Form of Opinion of Counsel to the Company Exhibit C - Form of Warrant

                                EFTC Corporation
                          9351 Grant Street, Suite 600
                                Denver, CO 80229


                             As of September 5, 1997

To the Purchaser Accepting
This Agreement on the Signature
Page Hereof

Ladies and Gentlemen:

         EFTC CORPORATION (the "Company"), a Colorado corporation, hereby agrees with you as follows:

         1.       THE NOTES.

         1a. Authorization of Issue of Notes. The Company has duly authorized an issue of $15,000,000 aggregate principal amount of floating rate subordinated notes (the "Notes"), in the forms of Exhibit A. Each such Note shall bear interest and be payable as provided herein and therein. As used herein, the term "Notes" shall include all notes originally issued pursuant to this Agreement and all notes delivered in substitution or exchange for any of said notes pursuant to this Agreement and, where applicable, shall include the singular number as well as the plural. The term "Note" means one of the Notes.

         1b. Interest on the Notes. (i) Each Note shall bear interest at the Applicable Interest Rate (LIBOR, as determined for each Interest Period, plus 2.0% per annum), and on any overdue payment as specified in Exhibit A. Not later than 5:00 p.m. Denver, Colorado local time on the second Business Day next following the Closing Date, you will notify the Company of LIBOR as determined pursuant to (ii)(A), below, and the Company will determine the Applicable Interest Rate for the Notes for the initial Interest Period commencing on the Closing Date and will give notice thereof by facsimile transmission to you. Promptly after the determination of LIBOR for each subsequent Interest Period, the Company will give notice to each holder of a Note setting forth LIBOR as so determined and the Applicable Interest Rate for the Notes for such Interest Period.

         (ii) For each Interest Period, the Company will calculate LIBOR for such Interest Period as provided herein and each such calculation shall be binding upon the holders of the Notes absent manifest error. As used herein, "LIBOR" shall mean the interest rate determined in accordance with the following provisions:

                  (A) Principal Method of Determination. If, for any Interest Period, LIBOR is determined under the Montera Loan Documents, LIBOR for the purposes hereof shall be equal to the "Index" rate determined for the same Interest Period in accordance with the Montera Loan Documents. As used herein, the term "Montera Loan Documents" means, together, the Business Loan Agreement, dated February

         5, 1997, between Montera Cattle Company LLP and Bank One, Colorado, N.A. and the related Promissory Note, dated February 5, 1997, issued by Montera Cattle Company LLP to Bank One Colorado, N.A.

                  (B) Alternative Method of Determination. If, for any Interest Period, LIBOR is not determined under the Montera Loan Documents, LIBOR shall be determined as follows:

                           (I) On the Publication Day that is the first day of
                  each Interest Period, or if such first day is not a Publication Day, the Publication day next preceding such first day (a "LIBOR Interest Determination Date"), the Company will determine LIBOR on the basis of the rates for deposits of not less than U.S.$1,000,000 having a term comparable to such Interest Period, commencing on the London Market Day that is or, if such date is not a London Market Day, the London Market Day that most nearly precedes, such LIBOR Interest Determination Date, that are published in The Wall Street Journal on such LIBOR Interest Determination Date; provided that if such rate is not so published, LIBOR for such LIBOR Interest Determination Date will be determined as described in clause (II) below.

                           (II) If on any LIBOR Interest Determination Date no
                  LIBOR rate is so published having a term comparable to the applicable Interest Period, LIBOR will be determined by the banking institution with which the Company then has its principal banking relationship on the basis of the rates on such LIBOR Interest Determination Date at which deposits in U.S. dollars having a term comparable to such Interest Period are offered to prime banks in the London Interbank Market commencing on the London Market Day that is or, if such date is not a London Market Day, the London Market Day that most nearly precedes, such LIBOR Interest Determination Date, and in a principal amount equal to an amount of not less than U.S. $1,000,000 that in such bank's judgment is representative for a single transaction in such market at such time. The Company will request such bank to provide a written quotation of such rate. If such bank does not timely provide a proper quotation, LIBOR for such LIBOR Interest Determination Date will be equal to LIBOR for the immediately preceding Interest Period.

For the purposes of this clause (ii), "Publication Day" means any day on which The Wall Street Journal (or any alternate publication agreed upon by the Company and the Required Holder(s) or any successor publication) is published for general circulation and "London Market Day" means any day on which deposits in U.S. dollars are transacted in the London interbank market. All percentages resulting from any calculation of LIBOR pursuant to this clause (B) will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544%
(or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

         2. SALE AND PURCHASE OF NOTES. Upon the terms and subject to the conditions herein set forth, the Company will issue and sell to you and you will purchase from the Company Notes in the aggregate principal amount of $15,000,000, at a purchase price of 100% of such principal amount.

         3.       CLOSING.

         3a. Closing, Closing Date. The closing of the sale of Notes to you shall take place at the offices of Holme Roberts & Owen LLC, 1700 Lincoln Street, suite 4100, Denver, CO 80203 on September 7, 1997 or such later date as shall be mutually agreeable to you and the Company. The date of the closing is hereinafter referred to as the "Closing Date." At the closing, the Company will deliver to you one or more Notes to be purchased by you, registered in your name or in the name of your nominee, in any denominations (multiples of $1,000,000) and in the aggregate principal amount to be purchased by you, all as you may specify by timely notice to the Company (or in the absence of such notice, one Note registered in your name), duly executed and dated the Closing Date, against payment of the purchase price therefor with funds immediately available to the Company at its account no. 126000106 at Bank One, Colorado, N.A., Denver, CO, ABA No. 102001017, for further credit to the Company's account at Bank One, Colorado, N.A., Greeley, CO, Branch #504. If at the closing the Company shall fail to tender to you any of the Notes to be purchased by you as provided above in this Section, or any of the conditions specified in Section 4 shall not have been satisfied or waived by you by the fifth Business Day after the date intended for the closing to occur, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such non-fulfillment.

     4. CONDITIONS. Your obligations to purchase and pay for the Notes at the closing hereunder are subject to the fulfillment to your satisfaction, on or before the Closing Date, of the following conditions:

     4a. Opinions of Company Counsel. You shall have received from Holme Roberts & Owen LLC, an opinion substantially in the form of Exhibit B, dated the Closing Date.

         4b. Representations and Warranties; Etc. The representations and warranties in Section 9 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date, except to the extent of changes caused by the transactions contemplated hereby; the Company shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; no Default or Event of Default shall exist; and you shall have received an Officer's Certificate, dated the Closing Date, to the effect specified in this
Section 4b.

         4c. Proceedings. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to you and your counsel, and you and your counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

     5. PREPAYMENT OF THE NOTES. The Notes may not be paid or prepaid prior to their final maturity except as hereinafter provided.

         5a. Optional and Mandatory Prepayments. (i) Upon notice given as provided in Section 5b, the Company, at its option, may prepay the Notes as a whole (or from time to time in part in integral multiples of $50,000), in each case at the principal amount so to be prepaid, without premium, together with interest accrued thereon to the date fixed for such prepayment. It is understood that the Company intends to use a portion of the net proceeds of any issuance and sale of equity securities to repay all or a portion of the Notes. It is further understood that the Company's ability to make any such prepayment may be limited or prohibited at any particular time by the terms of the Company's then outstanding Senior Indebtedness.

         (ii) On the first Interest Payment Date after the anniversary of the Closing Date in 1998, 1999, 2000 and 2001, the Company shall prepay $50,000 in principal amount of the Notes then outstanding, or the entire outstanding principal amount of the Notes if less than $50,000 in principal amount of Notes remains outstanding.

         (iii) If, on or prior to October 15, 1997, the Company has not executed and delivered to you the Warrant referred to in Section 6f, then on or before October 20, 1997, the Company shall prepay the entire principal amount of the Notes then outstanding.

         (iv) Upon written request of the holders of 100% of the Notes at the time outstanding, given not less than thirty (30) days prior to the dates specified in such notice as the prepayment date, the Company shall prepay the entire principal amount of the notes then outstanding; provided that such notice shall be void and the Company shall have no such obligation to so prepay the Notes unless (a) the Company has legally available funds to make such a prepayment in accordance with Section 5b, and (b) the Company is permitted to make such payment pursuant to the terms of all Senior Indebtedness at the time outstanding.

         (v) In the event the principal amount of any such prepayment is less than the outstanding principal amount all of the Notes at the time outstanding, the Company will allocate the principal amount so to be prepaid among all outstanding Notes in proportion to the respective unpaid principal amounts thereof.

         5b. Notice of Prepayment. The Company shall give written notice of each prepayment of Notes pursuant to Section 5a to each holder of such Notes, which notice shall be given not less than 20 days (or, in the case ot a prepayment pursuant to Section 5a(iii), not less than 2 days) or more than 60 days prior to the date fixed for such prepayment, shall specify the amount so to be prepaid and the date fixed for such prepayment. Without the consent of each holder of a Note so to be prepaid, no such prepayment date specified with respect to any optional prepayment of Notes shall be other than an Interest Payment Date. Notice of prepayment having been so given, the aggregate principal amount of the Notes so to be prepaid as specified in such notice, together with interest accrued thereon to such date fixed for prepayment, shall become due and payable on the specified prepayment date.

         5c. Surrender of Notes; Notations Thereon. Subject to the provisions of
Section 13a, as a condition of prepayment of all or any part of the principal of and interest on any Note, the Company may require the holder to present such Note for notation of such payment and, if such Note is paid in full, require the surrender thereof.

         5d. Prohibition on Purchase of the Notes. The Company will not, and will not permit any Affiliate of the Company to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except (a) by way of payment or prepayment in accordance with the provisions of the Notes and of this Agreement or (b) pursuant to an offer to purchase made by the Company or any Affiliate of the Company to the holders of all Notes, which offer shall require the Company or such Affiliate to purchase on the same terms and conditions, pro rata among all Notes tendered, and shall remain open for a period of at least 20 Business Days after notice has been mailed to the holders of all Notes; provided that at the time of such offer and purchase no Default or Event of Default shall exist and no waiver in respect of any previous Default or Event of Default shall then be in effect. Any Notes purchased by the Company or any Affiliate in accordance with the preceding sentence shall thereupon be canceled and no Notes shall be issued in substitution therefor.

         6. AFFIRMATIVE COVENANTS. The Company covenants and agrees that so long as any Note shall be outstanding:

         6a. Financial Statements. The Company will deliver to each Significant Holder in duplicate:

         (i) as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of operations, cash flows and changes in consolidated common stockholders' equity position of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, which in each case shall set forth in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company to present fairly and in accordance with GAAP, the information contained therein (subject to changes resulting from year-end adjustments); provided that, for so long as the Company is subject to the periodic reporting requirements of the Exchange Act, the timely delivery of the Company's Quarterly Report on Form 10-Q shall be deemed to satisfy the Company's obligations under this Clause (i);

         (ii) as soon as practicable and in any event within 100 days after the end of each fiscal year, consolidated statements of operations, cash flows and changes in consolidated common stockholders' equity position of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, which in each case shall set forth in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail, in accordance with GAAP (except as permitted by Section 6c), and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company; provided that, for so long as the Company is subject to the periodic reporting requirements of the Exchange Act, the timely delivery of the Company's Annual Report to Shareholders, if any, for such fiscal year, the Company's Proxy Statement with respect to the

Company's Annual Meeting next following such fiscal year and the Company's Annual Report on Form 10-K for such fiscal year shall be deemed to satisfy the Company's obligations under this Clause (ii);

         (iii) concurrently with the financial statements for each quarterly accounting period and for each fiscal year of the Company, furnished pursuant to clauses (i) and (ii) above, a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, no Default or Event of Default has occurred during such period, or, if any Default or Event of Default shall have occurred, specifying all such Defaults and Events of Default, the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto;

         (iv) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Company or any Subsidiary shall send to any holders of its securities that are registered under the Exchange Act and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports relating to securities of the Company that the Company or any Subsidiary files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission); and

         (v) promptly after the Company becomes aware of the existence of a Default or Event of Default, an Officer's Certificate specifying the nature and period of existence of such Default or Event of Default and what action the Company has taken, is taking or proposes to take with respect thereto.

         6b. Inspection of Property. The Company will, upon reasonable notice and subject to applicable law, permit any Person designated in writing by any Significant Holder (without limitation of any other rights which such Significant Holder may have as a creditor of the Company) to visit and inspect at such Significant Holder's expense such of the offices and properties (and, during the existence of an Event of Default, to examine all corporate books and financial records) of the Company and its Subsidiaries as such Significant Holder may reasonably request and to discuss the affairs, finances and accounts of any thereof with the principal officers of the Company (and, during the existence of an Event of Default, its independent public accountants), all at such reasonable times and as often as such, Significant Holder may reasonably request.

         6c. Financial Records. The Company will, and will cause each of its consolidated Subsidiaries to, maintain financial records (including, but not limited to, journals and ledgers) so as to reflect accurately its financial condition in all material respects in accordance with GAAP or, in the case of any Subsidiary that is not organized under the laws of the United States of America, any State thereof or the District of Columbia, in accordance with any prescribed system of accounts applicable from time to time to such Person.

         6d.      Corporate Existence; Etc.  Subject to Section 7, the Company
will do or cause to be done all things necessary to preserve and maintain its existence, rights and privileges; provided, however, that the Company shall not be required to preserve any such right or privilege if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holders of the Notes.

         6e. Payment of Taxes and Claims. The Company will pay or discharge, or cause to be paid or discharged before the same shall become delinquent, (i) all taxes, assessments and governmental charges imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (ii) all lawful material claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         6f. Warrant. Not later than October 15, 1997, the Company shall have execute and deliver to you a Warrant to purchase 500,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), substantially in the form of Exhibit C. The Company shall use its best efforts to execute and deliver such Warrant as promptly as practicable, which efforts shall include, if necessary, submitting the issuance of such Warrant to the special meeting of the Company's share holders next following the Date hereof. As used herein, the term "Warrants" shall include the warrant originally issued pursuant to this Agreement and all warrants delivered in substitution or exchange for any of said warrants pursuant to this Agreement and, where applicable, shall include the singular number as well as the plural. The term "Warrant" means one of the Warrants.

         7. MERGER, CONSOLIDATION, SALE OR TRANSFER OF ASSETS. The Company covenants and agrees that so long as any Note shall be outstanding, the Company will not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (i) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall either (a) expressly assume in writing, by documentation satisfactory to the Required Holder(s), the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every covenant and obligation in this Agreement and the Notes on the part of the Company to be performed or observed or (b) cause a wholly owned Subsidiary of such Person to assume in writing, and such Person shall unconditionally guarantee such Subsidiary's obligations in respect of, in each case by documentation satisfactory to the Required Holder(s), the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every covenant and obligation in this Agreement and the Notes on the part of the Company to be performed or observed;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall exist;

         (iii) such Person shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

         (iv) the Company has delivered to each holder of a Note an Officer's Certificate and an opinion of legal counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Section 7 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

         (v) such merger or consolidation will not otherwise materially adversely affect the ability of the Company (or any other obligator with respect to the Notes and the Warrants) to perform its or their obligations under this Agreement, the Notes or the Warrants.

The Company will give each holder of Notes written notice of any proposed transaction permitted by this Section 7 not less than 30 days prior to the date of consummation thereof. Upon any consolidation or merger of the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with the provisions of this Section 7, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made (or such wholly owned Subsidiary that assumes the Company's obligations pursuant to this Section 7) shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement and the Notes with the same effect as if such successor Person or Subsidiary, as the case may be, had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Notes.

         8.       SUBORDINATION.

         8a. Agreement That Notes Be Subordinate. The Company covenants and agrees, and you, and each other holder of Notes issued hereunder by the acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Section 8; and each Person holding any Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. All Notes shall, for all purposes and in all respects without limitation, including those hereinafter in this Section 8 set forth, be subordinated and subject in right of payment to the prior payment in full in cash or money's worth of the principal of and interest on all Senior Indebtedness; provided, however, that payments on account of principal of and interest on the Notes may be made from time to time, subject to the specific limitations set forth in this Section 8.

         8b. Limitation During Certain Defaults on Senior Indebtedness. If there shall have occurred a default in the payment of the principal of or any premium or interest on any Senior Indebtedness, or if there shall have occurred an event of default with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, or if such payment would itself constitute such an event of default, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company on account of principal of or any premium or interest on the Notes or on account of the purchase or other acquisition of Notes.

         8c. Priority of Senior Indebtedness. Upon any distribution of all or substantially all of the assets of the Company, or upon any dissolution, winding up or liquidation of the Company, whether voluntary or involuntary, or upon any reorganization, readjustment, arrangement or similar proceeding relating to the Company or its property, whether or not the Company is a party thereto, and whether in bankruptcy, insolvency or receivership proceedings or otherwise, or upon any assignment by the Company for the benefit of creditors, or upon any other marshaling of the assets and liabilities of the Company:

                  (i) the principal of and any premium and interest on all the Senior Indebtedness and any and all other amount dues thereunder shall first be paid in full in cash or money's worth, or provisions made for such payment, before any payment is made on account of the principal of or interest on the Notes; and

                  (ii) any distribution of assets of the Company or payment by or on behalf of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes would be entitled except for the provisions of this Section 8, shall be paid or delivered by the liquidating trustee or agent or other Person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for benefit of creditors, liquidating trustee, or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or money's worth of the principal of and any premium and interest on all Senior Indebtedness remaining unpaid, after giving effect to any concurrent distribution or payment, or provision therefor, to the holders of such Senior Indebtedness.

         8d. Payment to Holders of Senior Indebtedness of Certain Amounts Received by Holders of Notes. In the event that, notwithstanding the provisions of Sections 8b and 8c, any distribution of assets of the Company or payment by or on behalf of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes would be entitled but for the provisions of this Section 8, shall be received by the holders of the Notes before the principal of and any premium and interest on all Senior Indebtedness is paid in full in cash or money's worth, or provision made for its payment, such distribution or payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the principal of and any premium and interest on all such Senior Indebtedness in full in cash or money's worth, after giving effect to any concurrent distribution or payment, or provision therefor, to the holders of such Senior Indebtedness.

         8e.      Notice of Specified Events; Reliance on Certificate of
Liquidating Agent. (i) The Company shall give prompt written notice to the holders of the Notes of any dissolution, winding up, liquidation, reorganization, readjustment, arrangement or similar proceeding, assignment for the benefit of creditors, or any marshaling of assets and liabilities, in respect of the Company, within the meaning of Section 8c, and shall also give prompt written notice to the holders of the Notes of any event which pursuant to
Section 8b would prevent payment by the Company on account of the principal of or interest on the Notes or on account of the purchase of the Notes. The holders of the Notes shall be entitled to assume that no such event has occurred unless the Company has given such notice.

         (ii) Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Section 8, the holders of the Notes shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 8c are pending, and the holders of such Notes shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the holders of such Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 8. In the event that any holder of Notes determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 8, such holder of Notes may request such Person to furnish evidence to the reasonable satisfaction of such holder of Notes as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 8, and if such evidence is not furnished, such holder of Notes may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         8f. Subrogation. Subject to the payment in full of the principal of and any premium and interest on all Senior Indebtedness and of any and all other amounts due thereunder, the holders of the Notes (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment of other indebtedness of the Company, but is not subordinate in right of payment to the Notes and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive distributions of assets of the Company or payments by or on behalf of the Company, made on the Senior Indebtedness, until the principal of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no distributions or payments to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Notes would be entitled except for the provisions of this Section 8, and no payment over pursuant to the provisions of this Section 8 to the holders of Senior Indebtedness by the holders of the Notes, shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the holders of Notes, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Section 8 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     8g. Obligation to Pay Not Impaired. Nothing contained in this Section 8 or elsewhere in this Agreement, or in the Notes, is intended to or shall alter or impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the principal of and interest on the Notes at the time and place and at the rate prescribed, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the holder of any Notes from exercising all remedies otherwise permitted by applicable law upon any Default or Event of Default under this Agreement, subject to the rights, if any, under this Section 8 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         8h. Limitation During Event of Default Hereunder. Subject to Section 8b, if there shall have occurred any Event of Default specified in Section 11a, other than of the nature referred to in Section 8c, then and unless and until either such Event of Default shall have been cured or waived or shall have ceased to exist or the principal of and interest on all Senior Indebtedness shall have been paid in full in cash or money's worth, no payment shall be made by the Company on account of the principal of or interest on, the Notes, or on account of the purchase or other acquisition of Notes, except (i) payments at the maturity of Notes (subject to Section 8c), (ii) current interest payments, and (iii) payments for the purpose of curing any such Event of Default.

         8i. Reliance by Senior Indebtedness on Subordination Provisions. Each holder of any Note by the acceptance thereof acknowledges and agrees that the subordination provisions set forth in this Section 8 are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Senior Indebtedness.

         8j. Certain Payments and Credits Permitted. Nothing contained in this
Section 8 or elsewhere in this Agreement, or in any of the Notes, shall prevent
(i) the Company from making payment of the principal of or interest on the Notes, at any time except under the conditions described in Sections 8b, 8c and 8h or (ii) the application by the holder of any Notes of any moneys under this Agreement to the payment of or on account of the principal of or interest on the Notes at any time except under the conditions described in Section 8d.

         8k. Subordination Not to Be Prejudiced by Certain Acts. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     8l. Limitation on Securing Notes. The Company will not give, and the holders of the Notes will not take or receive, any security interest for the payment of the principal of or interest on the Notes, other than cash required or permitted to be paid to such holders hereunder.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as hereinafter set forth.

         9a. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, each of the Company's Subsidiaries is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and the Company and each such Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted, and the Company and each Subsidiary is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a material adverse effect on the business or financial position of the Company or the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries possess all rights, licenses and permits reasonably required for the maintenance and operation of their respective properties and the conduct of their respective businesses as now being maintained and operated and conducted. The issuance and sale of the Notes and, when executed and delivered by the Company in accordance with the terms hereof, the Warrants by the Company and the execution and delivery of this Agreement and the Warrants by the Company and compliance by the Company with all of the provisions of this Agreement, the Warrants (when executed and delivered by the Company in accordance with the terms hereof) and the Notes (i) are within the corporate powers and authority of the Company, (ii) do not (and in the case of the Warrants, will not) require the approval or consent of any stockholders of the Company and (iii) have (and in the case of the Warrants, will have) been authorized by all requisite corporate proceedings on the part of the Company.

         9b. Actions Pending; Compliance with Law. There is no action, suit, investigation or proceeding pending, or to the knowledge of the Company threatened, against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of this Agreement, the Warrants or the Notes or any action taken or to be taken pursuant hereto or thereto, or which, in the opinion of senior management of the Company after consultation with counsel, are reasonably likely to result in any material adverse change in the business or financial condition of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any judgment, order, writ, injunction, decree, or award, and, the business of the Company and its Subsidiaries is presently being conducted so as to comply in all material respects with applicable federal, state and local governmental laws and regulations, including without limitation laws and regulations relating to environmental requirements (such as requirements in respect of air, water and noise pollution) and to employment practices (such as practices in respect of discrimination, health and safety), all to the extent necessary to avoid any material adverse effect on the business, properties or condition (financial or other) of the Company or the Company and its Subsidiaries taken as a whole.

         9c.      Use of Proceeds.  The Company will use the proceeds of the sale of the Notes for general corporate purposes.

         9d.      Insurance.  The Company and its Subsidiaries maintain
insurance in such amounts, including self-insurance, retainage and deductible arrangements, and of such a character as is usually maintained by or required for companies engaged in the same or similar business.

         9e. Governmental Consent, Etc. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the execution, delivery or performance of this Agreement, the Notes or, when issued in accordance with the terms hereof, the Warrants or the valid offer, issue, sale or delivery of the Notes or, when issued in accordance with the terms hereof, the Warrants, or the performance by the Company of its obligations in respect thereof.

         9f. Holding Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         9g. Taxes. The Company and its Subsidiaries have filed or caused to be filed all federal and state income tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes (i) the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside and (ii) which, in the aggregate, are in an amount that is not material to the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves adequate in all material respects, for all federal income tax liabilities and state income tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

         9h. No Default; Conflicting Agreement or Charter Provisions. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects the business, property or assets or financial condition of the Company and its Subsidiaries taken as a whole. Neither the issuance and sale of the Notes and, when issued in accordance with the terms hereof, the Warrants nor fulfillment of nor compliance with the terms and provisions hereof or of the Notes and, when issued in accordance with the terms hereof, the Warrants, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the Certificate of Incorporation or by-laws of the Company or any material mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or its property is subject. The Company has reserved for issuance, upon exercise of the Warrants, 500,000 shares of the Common Stock. The Company is not in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligations for borrowed money, and there exists no default by the Company under any material contracts or agreements, or under any instrument by which the Company is bound, which would materially and adversely affect the Company's ability to perform its obligations hereunder or under the Notes or the Warrants or which would materially and adversely affect its business, operations or financial condition.

     9i.  Financial   Statements.   The  Company  has  provided  you  copies  of
consolidated balance sheets of the Company and its consolidated Subsidiaries as of December 31, 1996 and December 31, 1995 and the related consolidated statements of operations, cash flows and changes in consolidated common stockholders' equity position of the Company and such Subsidiaries for the fiscal years ended on said dates, all with reports thereon of KPMG Peat Marwick, independent public accountants. The Company has also provided to you copies of a consolidated balance sheet of the Company and its consolidated Subsidiaries as of June 30, 1997 and the related consolidated statements of operations, cash flows and changes in consolidated common stockholders' equity position of the Company and such Subsidiaries for the fiscal quarter then ended. All of such financial statements (including the related schedules and notes) fairly present the consolidated financial position of the Company and such Subsidiaries as of the respective dates of said balance sheets and the consolidated results of their operations for the fiscal periods ended on said dates, and have been prepared in accordance with GAAP consistently maintained by the Company and such Subsidiaries throughout such periods, except as set forth in the notes thereto. There are no material liabilities, contingent or otherwise, of the Company or any such Subsidiary as of December 31, 1996 that are not reflected in said consolidated balance sheet (or the notes thereto as required by GAAP) as of said date. Since December 31, 1996, there has been no change in the business, financial condition, properties or prospects of the Company and its Subsidiaries taken as a whole that could materially and adversely affect the Company's ability to perform its obligations hereunder or under the Notes or the Warrants.

         9j. Offering of Securities. Neither the Company nor any agent acting on its behalf has offered the Notes or the Warrants or any similar securities of the Company for sale to, or solicited any offers to buy the Notes or the Warrants or any similar securities of the Company from, or otherwise approached or negotiated with respect thereof with, any Person other than you, and the Company has offered the Notes and the Warrants to you for purposes of investment and not for distribution. Neither the Company nor any agent acting on its behalf has offered or will offer the Notes or any part thereof or any similar securities for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act.

         9k. Disclosure. None of this Agreement, the Warrants or any certificate or written disclosure statement furnished to you on or prior to the Closing Date by or on behalf of the Company in connection with the transactions contemplated hereby and by the Warrants, when taken together as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

         10.      REPRESENTATIONS AND COVENANT OF THE PURCHASER.

         10a. Acquisition for Investment. You represent, and in making this sale to you it is specifically understood and agreed, that you are not acquiring the Notes or the Warrants (and upon exercise thereof, the shares of Common Stock underlying the Warrants) to be purchased by you hereunder with a view to, or for sale in connection with, any distribution of any part thereof within the meaning of the Securities Act, and that you have no present intention or plan to effect any distribution of any of the Notes, the Warrants or such shares of Common Stock.

         10b.     ERISA.  You represent that your purchase of Notes hereunder is not being made for or on behalf of any pension or welfare plan, as defined in
Section 3 of ERISA.

         10c. Restriction on Sale, Other Disposition. You agree that, without the prior consent of the Company, you will not, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of (a "Transfer") any Notes or the Warrants or any interest therein. Without limiting the foregoing, any Permitted Transferee shall, by a written agreement reasonably satisfactory to the Company, expressly assume your obligations, duties and covenants under this Agreement as to the Notes so Transferred and under the Warrants and make a representation to the Company to the same or similar effect as is contained in
Section 10b or provide other information reasonably satisfactory to the Company to enable the Company to determine that the Transfer of such Note to such Transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA.

         11.      DEFAULT.

         11a. Events of Default; Acceleration. (i) "Event of Default", wherever used herein with respect to Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Section 8 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (A) default in the due and punctual payment of all or any part of the principal on any Note (whether at the stated maturity or by declaration of acceleration, by notice of prepayment at the option of the Company or otherwise); or

                  (B) default in the due and punctual payment of any interest on any Note and such default shall have continued for a period of 10 days; or

                  (C) default in the performance or observance of any other covenant of the Company in this Agreement or the Warrants and such default shall have continued for a period of 30 days after the Company first becomes aware thereof; or

                  (D) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or a Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount of such indebtedness exceeding $1,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable in an aggregate principal amount exceeding $1,000,000, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after the occurrence thereof; or

                  (E) any representation or warranty of the Company in this Agreement, in the Warrants or in any certificate or other instrument delivered hereunder or pursuant hereto shall prove to be false or incorrect in any material respect on the date as of which it was made; or

                  (F) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or a Subsidiary in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction or (2) a decree or order adjudging the Company or a Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable United States federal or state law or the applicable law of any other jurisdiction or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (G) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable United States Federal or state law or the applicable law of any other jurisdiction, or the consent of the Company or a Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Principal Subsidiary in furtherance of any such action;

then (x) upon the occurrence of any Event of Default described in the foregoing clause (F) or (G) with respect to the Company or a Subsidiary the unpaid principal amount of all Notes, together with the interest accrued thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, or (y) upon the occurrence of any other Event of Default, the holder or holders of at least 25% of the outstanding principal amount of the Notes may, by written notice to the Company, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon, all without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived; provided that, during the existence of an Event of Default described in the foregoing clause (A) or clause (B) with respect to any Note, the holder of such Note may, by written notice to the Company declare such Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon, all without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived. If any holder of any Note shall exercise the option specified in the proviso to the-preceding sentence, the Company will forthwith give written notice thereof to the holders of all other outstanding Notes and each such holder may (whether or not such notice is given or received), by written notice to the Company, declare the principal of all Notes held by it to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon.

         (ii) The provisions of this Section 11a are subject, however, to the condition that if, at any time after any Note shall have so become due and payable, the Company shall pay all arrears of interest on the Notes and all payments on account of the principal of the Notes which shall have become due otherwise than by acceleration (with interest on such principal and, to the extent permitted by law, on overdue payments of interest, at the rate specified in the Notes) and all Events of Default (other than nonpayment of principal of and accrued interest on Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 13c, then, and in every such case, the holder or holders of at least a majority of the outstanding principal amount of the Notes, by written notice to the Company, may rescind and annul any such acceleration and its consequences, but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

         11b. Other Remedies. (i) If any Event of Default shall exist, subject to the provisions of Section 8, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or obligation contained in this Agreement or in the Notes or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of the holder of such Note.

         (ii) The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any covenant or obligation contained in this Agreement or in the Notes, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including reasonable legal or other professional fees.

         (iii) No remedy herein conferred upon you or the holder of any Note is intended to be exclusive of any other remedy each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         (iv) No course of dealing between the Company and you or any other holder of a Note, and no delay or failure in exercising any rights hereunder or under any Note, shall operate as a waiver of any rights you or any such holder of a Note may have.

         12. DEFINITIONS. For the purpose of this Agreement the following terms shall have the meanings specified with respect thereto below:

         "Affiliate" means, with respect to a specified Person, any other Person that controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Applicable Interest Rate" means the rate of interest borne by the Floating Rate Notes from time to time, which rate is equal to LIBOR (as computed for each Interest Period) in effect from time to time plus 2.0% per annum.

         "Bank One" means Bank One, Colorado, N.A.

         "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close.

         "Closing Date" shall have the meaning specified in Section 3a.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" shall have the meaning specified in the introduction to this Agreement.

         "Default" means any event which, with notice or the lapse of time or both, would constitute an Event of Default.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles as in effect in the United States at the time of application to the provisions thereof.

         "Interest Payment Date" means, with respect to any Interest Period, the first day of the month next following the month in which such Interest Period commenced.

         "Interest Period" means the period commencing on the later of the date of such Note and the most recent Interest Payment Date, if any, with respect to such Note (or any Note in exchange or substitution for which such Note was issued) to which interest on such Note has been paid and ending on, but excluding, the next succeeding Interest Payment Date.

         "LIBOR" shall have the meaning provided in Section 1b.

         "Montera Loan Documents" shall have the meaning provided in Section 1b.

         "Notes" shall have the meaning specified in Section 1a.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, if any, the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President of the Company or any officers of the Company performing the same duties from time to time.

         "Permitted Transferee" means a Person to whom Notes are permitted to be Transferred pursuant to Section 10c.

         "Person" means and include an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Required Holder(s)" means the holder or holders of at least 51% of the outstanding principal amount of the Notes at the time.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Indebtedness" means (i) the Business Loan Agreement between the Company (then named Electronic Fab Technology Corporation) and Bank One, dated as of February 24, 1997 and the related promissory notes delivered by the Company to Bank One, Colorado, N.A., and any extensions or renewals, and any substitute, refinancing or replacements thereof, (ii) the senior secured credit facility that is anticipated to be entered into between the Company and Bank One, as agent, and related promissory notes issued thereunder, (iii) all other indebtedness of the Company for borrowed money that is duly created in accordance with the terms of a contemporaneous writing expressly providing for such indebtedness to be senior in right of payment to the Notes, and (iv) all debts, liabilities, obligations, covenants and duties of the Company arising under either of the foregoing.

         "Significant Holder" means (i) you, so long as you shall hold (or be committed under this Agreement to purchase) any Notes, (ii) any Affiliate of yours, or (iii) any other holder of at least 25% of the outstanding principal amount of the Notes from time to time.

         "Subsidiary" means (i) any Person of which or in which the Company and/or its other Subsidiaries own directly or indirectly more than 50% of (a) all classes of Voting Stock of such Person, if it is a corporation, (b) the capital interest or profits interest of such Person, if it is a partnership, limited liability company, joint venture of similar entity or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization; provided that, in the case of each Person specified in the foregoing clauses (a) through (c), such Person is accounted for as a consolidated Subsidiary on the balance sheet of the Company in accordance with GAAP, and (ii) any other Person that is accounted for as a consolidated subsidiary of the Company in accordance with GAAP. Except as otherwise expressly indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company.

         "Transfer" shall have the meaning specified in Section 10c.

         "Voting Stock" means, with respect to a corporation, all classes of capital stock of such corporation that have voting power under ordinary circumstances to elect the directors of such corporation, whether at all times or only so long as no senior class of capital stock of such corporation has such voting power as the result of the occurrence of any contingency; and without limiting the foregoing, any such class of capital stock which is redeemable or which has a preference upon redemption or upon payment of dividends over any other class of capital stock of such corporation shall not, irrespective of voting power, be deemed to be Voting Stock.

         "Warrant" and "Warrants" shall have the meanings specified in Section 10c.

         13.      Miscellaneous.

         13a. Home Office Payment. The Company agrees that, as long as you shall hold any Notes, all payments to be made on, or in connection with the payment or prepayment of, such Notes will be made at such place and in such manner you may designate in writing, without any requirement for the presentation or surrender of such Notes. You agree that (i) prior to any delivery upon the sale or other disposition of any Note held by you, you will promptly make or cause to be made a notation on such Note of any such payment on account thereof, (ii) if such Note shall be paid in full you will promptly surrender such Note to the Company for cancellation, and (iii) prior to any delivery upon the sale or other disposition of any Note held by you, you will surrender such Note to the Company in exchange for a new Note or Notes in the same aggregate principal amount being sold or disposed of and the aggregate unpaid principal amount of Notes to be held by you after such sale or disposition. The Company agrees to afford the benefits of this Section 13a to any Permitted Transferee which shall have made the same agreement as you have made in this Section 13a.

         13b. Expenses. You and the Company agree to be responsible for and to pay your and the Company's respective costs, fees and expenses incurred in connection with the negotiation, execution and delivery of this Agreement, the Notes and the Warrants and the funding of the purchase price of the Notes and the funding of the exercise price of the Warrants.

         13c. Consent to Amendments. (i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the consent to such amendment or waiver with respect to such action or omission to act, by one or more substantially concurrent written instruments signed by the Required Holder(s); provided, however, that

                  (A)  no such amendment or waiver shall

                           (1) change the rate or extend the time of payment of
                  interest on any of the Notes, without the consent of the holder of each Note so affected, or

                           (2) modify any of the provisions of this Agreement or
                  of the Notes with respect to the payment or prepayment thereof, or reduce the percentage of the principal amount of the Notes the holders of which are required to approve any such amendment or effectuate any such waiver, without the consent of the holders of all the
         Notes then outstanding, and

                  (B) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

         (ii) Any amendment or waiver pursuant to clause (i) above shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note.

         (iii) the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of a Note (regardless of the principal amount of Notes then held by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any such amendment or waiver unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding. The Company shall promptly send copies of any amendment, waiver (and any request for any such amendment, consent or waiver) relating to this Agreement to you and, to the extent practicable, shall consult with you in connection with each such amendment, consent and waiver.

         (iv) For the purpose of determining whether the holders of the requisite outstanding principal amount of Notes have taken any action or given any consent or approval under this Agreement, any Notes held by the Company or any of its Affiliates shall not be deemed outstanding.

         13d. Registration, Transfer and Exchange of Notes. The Company will keep at its principal executive office a note register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and transfer of Notes.

         The holder of any Note may, at such holder's option, surrender the same for transfer or exchange at said office, or at the place of payment named in such Note, accompanied in the case of a transfer by a written instrument of transfer duly executed by the holder thereof or by such holder's attorney duly authorized in writing. In case any holder shall so request transfer or exchange of any Note, the Company at its expense (other than transfer taxes, if any, or similar governmental charges) will deliver in exchange therefor one or more new Notes (in minimum denominations of $1,000,000, except to evidence the entire unpaid principal amount of the Note so surrendered), as requested by such holder, in the same aggregate principal amount as the Note so surrendered, each dated the later of the date of, or the date to which interest has been paid on, the Note so surrendered.

         The Company and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and prior to due presentment for registration of transfer, the Company shall not be affected by notice to the contrary. If any Note shall have been transferred to another holder pursuant to this Section and such holder shall have designated in writing the address to which communications with respect to such Note shall be mailed, all notices, certificates, requests, statements and other documents required or permitted to be delivered to any holder of a Note by any provision hereof shall be delivered to such holder.

         13e. Lost, Etc., Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, or (in the case of mutilation) upon surrender and cancellation of such Note, the Company will make and deliver in lieu of such Note a new Note of like tenor and for the same unpaid principal amount, dated the later of the date of, or the date to which interest has been paid on, the Note in lieu of which such new Note is made and delivered.

         13f. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, the sale and purchase of the Notes and the Warrants. Subject to the preceding sentence, this Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

         13g. Disclosure to Other Persons. The Company acknowledges that the holder of any Notes may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary of the Company in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants (who shall be made aware of the requirements of this Section 13g and the need to comply herewith),
(ii) any federal or state regulatory authority having jurisdiction over such holder, (iii) any Person expressly identified in a prior written consent of the Company or (iv) any other Person to whom such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder or (b) in response to any subpoena or other legal process; provided that you agree not to disclose to any Person specified in clause (iii) above any information delivered to you pursuant to Section 6a or any other provisions of this Agreement that the Company has conspicuously identified as non-public, confidential or proprietary in nature and subject to the provisions hereof unless such Person shall have executed and delivered to the Company an agreement substantially in the form of Exhibit D hereto.

         13h. Successors and Assigns. All covenants and agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the Company's successors and assigns and your successors and assigns, including any Permitted Transferees.

         13i. Notices. All communications provided for hereunder shall be sent by facsimile transmission, with written confirmation of receipt, or a nationwide overnight delivery service, with receipt of delivery requested, and (i) if to you, addressed to you at the address set forth by you for such communications on the signature page hereof, or to such other address as you may have designated to the Company in writing, (ii) if to any other holder of the Notes, addressed to such holder at the address of such holder in the note register of the Company, and (iii) if to the Company, addressed to it at, EFTC Corporation 9351 Grant Street, Suite 600, Denver, CO 80229, Attention: Chief Financial Officer (Tel:
(303) 451-8200; Fax: (303) 451-8210), with a copy to the attention of Francis R. Wheeler, Esq. at Holme Roberts & Owen LLC, Suite 4100, 1700 Lincoln Street, Denver, CO 80203 (tel: (303) 861-7000; Fax: (303) 866-0200), or to such other address or addresses as the Company may have designated in writing to you and each other holder of any of the Notes at the time outstanding.

         13j.     Descriptive Headings.  The descriptive headings of the several
Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         13k. Governing Law. This Agreement, the Notes and the Warrants shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado (without regard to conflicts of laws provisions thereof).

         13l. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         13m. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, or any other thing, is by the terms of this Agreement required to be satisfactory to you or to the Required Holder(s), the determination of such satisfaction shall be made by you or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         13n. Severability. In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.


                                                     Very truly yours,

                                                     EFTC CORPORATION

                                                     By /s/
                                                          Title:


The foregoing Agreement is hereby accepted and agreed as of the date first above written:


/s/
Richard L. Monfort

Address:  3519 Holman Court, Greeley, CO  80631
Telephone:  (970) 351-6442
Fax Number:  (970) 351-6441

                                    EXHIBIT A

                                 [FORM OF NOTE]

                                EFTC CORPORATION
                    Floating Rate Subordinated Note due 2002

No. R-_______                                               Denver, Colorado
$__________                                                 ____________, 1997


         EFTC CORPORATION, a Colorado corporation (the "Company"), for value received, hereby promises to pay to or registered assigns, the principal sum of DOLLARS (or so much thereof as shall have not been prepaid) on December 31, 2002 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof from the date hereof at the Applicable Interest Rate (as such term and other terms used in this Section are below defined) for each Interest Period, payable in arrears on each Interest Payment Date for the immediately preceding Interest Period (unless any such Interest Payment Date is a Saturday, a Sunday or a day on which banking institutions in Denver, Colorado, or New York, New York are authorized or obligated by law or executive order to close (an "Excluded Day"), in which case the interest payment due on such Interest Payment Date will be made the next day thereafter that is not an Excluded Day), until such principal sum shall have become due and payable (whether at maturity, upon acceleration, upon notice of prepayment or otherwise) and to pay on demand interest (so computed) on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, from the due date thereof at a rate per annum equal to the greater of (i) 1% over the Applicable Interest Rate for this Note from time to time in effect pursuant to the Note Agreement and (ii) 1% above the prime commercial lending rate of interest announced from time to time by Bank One, Colorado, N.A. at its principal office in Denver, Colorado (or, if said bank shall no longer be in existence, by the domestic commercial bank which at the time has the largest capital and surplus of all domestic commercial banks), until the obligation of the Company with respect to the payment thereof shall be discharged. Payments of principal and interest shall be made in lawful money of the United States of America upon the presentation hereof (subject to the provisions of Section 13a of the Note Agreement with respect to payments to certain holders) at said principal office of the Company.

         This Note is one of the Floating Rate Subordinated Notes due 2002 of the Company issued pursuant to the Note Agreement dated as of September 5, 1997 (as at any time amended, the "Note Agreement") entered into by the Company with the initial purchaser, and the duly registered holder of this Note is entitled to the benefits thereof. Capitalized terms used herein without definition have the meanings ascribed thereto in the Note Agreement.

         As used herein: the term "Applicable Interest Rate" means a rate of interest for each Interest Period equal to LIBOR, as computed pursuant to the Note Agreement, plus 2.0% per annum; the term "LIBOR" means the rate of interest determined pursuant to the terms of the Note Agreement for each Interest Period on the applicable LIBOR Interest Determination Date; the term "Interest Payment Date" means, with respect to any Interest Period, the first day of the month next following the month in which such Interest Period commenced; and the term "Interest Period" means the period commencing on the later of the date hereof or the most recent Interest Payment Date, if any, with respect to this Note (or any Note issued in exchange or substitution for which this Note was issued) to which interest has been paid and ending on, but excluding, the next succeeding Interest Payment Date.

         The Company may at its election prepay this Note, in whole or in part, and the maturity hereof may be accelerated following an Event of Default, all as provided in the Note Agreement, to which reference is made for the terms and conditions of such provisions as to prepayment and acceleration. The Notes outstanding under the Note Agreement, including this Note, are subject to mandatory prepayments on the anniversary of the Closing Date in 1998, 1999, 2000 and 2001, each in the amount of $50,000. If any such prepayment is less than the then outstanding principal amount of the Notes, the amount so prepaid shall be allocated to the outstanding Notes pro rata.

         Upon surrender of this Note for registration of transfer or exchange, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. The Company and any agent of the Company may deem and treat the Person in-whose name this Note is registered as the owner hereof for the purpose of receiving payments of the principal hereof and interest hereon and for all other purposes whatsoever whether or not this Note is overdue, and the Company shall not be affected by any notice to the contrary.

         Payments of principal and interest in respect of this Note are subordinate, to the extent and upon the terms set forth in the Note Agreement, to all payments on or in respect of "Senior Indebtedness". The holder of this Note, by acceptance hereof, is deemed to accept the terms and conditions of said Note Agreement providing for such subordination.

         As provided in the Note Agreement, this Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                                                     EFTC CORPORATION


                                                     By
                                                          Title:

                                   EXHIBIT B
                            [FORM OF OPINION OF HRO]

                                   [TO COME.]

                                     EXHIBIT C
                                [FORM OF WARRANT]

                                   EXHIBIT D
                       [FORM OF CONFIDENTIALITY AGREEMENT]
[Date]

EFTC Corporation
9351 Grant Street, Suite 600
Denver, CO 80229

Ladies and Gentlemen:

In connection with the Note Agreement, dated as of September 5, 1997 (the "Agreement"), between EFTC Corporation (the "Company") and the initial purchaser of the notes specified therein, the Company may furnish us with certain information that is non-public, confidential or proprietary in nature.

As used herein, "Confidential Information" means information about the Company furnished to us by the Company (or by a holder of Notes issued under the Agreement who received such information as provided in the Agreement) pursuant to Section 6a thereof (or any other information delivered to us pursuant to the Agreement) if the Company or such holder has conspicuously identified such information as non-public, confidential or proprietary in nature and subject to the provisions of the Agreements or this letter, but does not include information (i) which was publicly known, or otherwise known to me, at the time of disclosure, (ii) which subsequently becomes publicly known through no act or omission by me or (iii) which otherwise becomes known to me, other than through disclosure by the Company.

I agree that I will (1) hold in confidence the Confidential Information and (2) not disclose or permit disclosure of the Confidential Information, except as permitted in Section 13g of the Agreement, a copy of which is attached hereto as Annex I. Notwithstanding the foregoing, I will be free, after notice to the Company, to correct any false or misleading information which may become public concerning our relationship to the Company.

Please confirm your agreement with the foregoing by signing and returning to me the enclosed copy of this letter.

                                                     Very truly yours,



                                   Print Name:

Accepted and agreed to:
EFTC CORPORATION


By
     Title:

                                     ANNEX I
                          To Confidentiality Agreement

     13g. Disclosure to Other Persons. The Company acknowledges that the holder of any Notes may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary of the Company in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants (who shall be made aware of the requirements of this Section 13g and the need to comply herewith),
(ii) any federal or state regulatory authority having jurisdiction over such holder, (iii) any Person expressly identified in a prior written consent of the Company or (iv) any other Person to whom such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder or (b) in response to any subpoena or other legal process; provided that you agree not to disclose to any Person specified in clause (iii) above any information delivered to you pursuant to Section 6a or any other provisions of this Agreement that the Company has conspicuously identified as non-public, confidential or proprietary in nature and subject to the provisions hereof unless such Person shall have executed and delivered to the Company an agreement substantially in the form of Exhibit D hereto.